February 29, 2016

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Aggressive ETF Fund

Supplement to the Prospectus and
Statement of Additional Information dated April 30, 2015

IMPORTANT NOTICE REGARDING CHANGE IN SUB-ADVISOR AND INVESTMENT POLICIES

At a meeting held on February 11, 2016, Touchstone Advisors, Inc. (“Touchstone”) proposed the replacement of the current sub-advisor of the Touchstone Conservative ETF Fund, the Touchstone Moderate ETF Fund and the Touchstone Aggressive ETF Fund (together, the “Funds”), Todd Asset Management LLC (“Todd”), to the Board of Trustees (the “Board”) of Touchstone Variable Series Trust.  The Board approved replacing Todd with Wilshire Associates Incorporated (“Wilshire”), to take effect on or about April 30, 2016.

Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended.  Wilshire was founded in 1972 and has since evolved into a diversified global financial services firm. Wilshire Funds Management, the global investment management business unit of Wilshire, advises on $145 billion as of September 30, 2015.  Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific.

The Board also approved changes to the Funds’ non-fundamental investment goals (in the case of the Touchstone Conservative ETF Fund and the Touchstone Moderate ETF Fund) and non-fundamental investment strategies.  Each of the changes is described in more detailed below and is scheduled to take effect on or about April 30, 2016.

Touchstone Conservative ETF Fund

The Fund’s Investment Goal

The investment goal of the Fund will change from total return, to primarily income and secondarily capital appreciation.

The Fund’s Principal Investment Strategies

The Fund will invest primarily in a group of funds designed predominately for income and secondarily for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. The allocation will shift from an approximate allocation of about 65% of assets in bonds and 35% in stocks to an approximate allocation of about 60% of assets in bonds and 40% in stocks. In selecting a diversified portfolio of underlying funds, the Fund’s sub-advisor, Wilshire Associates Incorporated (“Wilshire”), will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The current portfolio is rebalanced annually. At the time of rebalancing, Wilshire may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Wilshire will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

Touchstone Moderate ETF Fund

The Fund’s Investment Goal

The investment goal of the Fund will change from total return by investing primarily for capital appreciation and secondarily for income, to primarily capital appreciation and secondarily income.

The Fund’s Principal Investment Strategies

The Fund will invest primarily in a group of funds designed predominately for capital appreciation and secondarily for income using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. There will be no shift in the allocation between bonds and stocks; the allocation will remain approximately 60% of assets in bonds and 40% in stocks. In selecting a diversified portfolio of underlying funds, the Fund’s sub-advisor, Wilshire Associates Incorporated (“Wilshire”), will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The current portfolio is rebalanced annually. At the time of rebalancing, Wilshire may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Wilshire will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

Touchstone Aggressive ETF Fund

The Fund’s Investment Goal

There is no change to the investment goal of the Fund. The investment goal remains capital appreciation.

The Fund’s Principal Investment Strategies

The Fund will invest primarily in a group of funds designed for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. There will be no shift in the allocation between bonds and stocks; the allocation will remain approximately 20% of assets in bonds and 80% in stocks. In selecting a diversified portfolio of underlying funds, the Fund’s sub-advisor, Wilshire Associates Incorporated (“Wilshire”), will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance the Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The current portfolio is rebalanced annually. At the time of rebalancing, Wilshire may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Wilshire will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

The Funds' Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor and Portfolio Managers

Wilshire Associates Incorporated (“Wilshire”) will be the sub-advisor to the Funds, effective on or about April 30, 2016.  Wilshire is based in Santa Monica, California, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended.  Wilshire was founded in 1972 and has since evolved into a diversified global financial services firm. Wilshire Funds Management, the global investment management business unit of Wilshire, advises on $145 billion as of September 30, 2015.  Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific.

The following individuals will be jointly and primarily responsible for the management of the Funds' portfolios.

Nathan Palmer, CFA, Portfolio Manager, is a managing director of Wilshire and heads Wilshire Funds Management’s portfolio management group.  Mr. Palmer has more than 18 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients.  He is the Chair of Wilshire Funds Management’s Retirement Oversight Committee and a voting member of its Investment Committee. Prior to joining Wilshire, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors. Previously, he managed the public market investment portfolios for the endowment at the California Institute of Technology and for the defined benefit and defined contribution retirement assets at Intel Corporation. Mr. Palmer began his career as a securities analyst, where he published equity research on the technology, media, and telecom industries.

Mr. Palmer graduated Phi Beta Kappa and cum laude from the University of Washington with a BA in business administration. He holds an MBA with High Distinction from the Stern School of Business, New York University, graduating as an Armando John Garville Memorial Scholar. Mr. Palmer holds the Chartered Financial Analyst designation and is an active member of the CFA Institute and the CFA Society of Los Angeles, where he currently serves as Vice President and Governor of the Board.

Elizabeth Yakes, CFA, Portfolio Manager, is a vice president of Wilshire and a member of Wilshire Funds Management’s portfolio management group. Prior to joining Wilshire in 2012, Ms. Yakes worked as a senior consultant at Ernst & Young supporting credit risk regulatory compliance initiatives for banking and capital markets clients.

Ms. Yakes earned a BS in industrial engineering and a BS in integrated business and engineering from Lehigh University. She also holds an MBA from the Marshall School of Business, University of Southern California. She holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Los Angeles.

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Shares of each Fund are currently sold only to separate accounts of insurance companies affiliated with the Touchstone Variable Series Trust (each, a “Participating Insurance Company”).  Each Participating Insurance Company holds its shares of the Funds as a depositor of its separate account.  The owners (“Contract Owners”) of variable annuity contracts and variable life insurance policies (“Variable Products”) invest in subaccounts of the separate account, each of which invest in a Fund.  Contract Owners will receive an Information Statement providing more information about Wilshire prior to Wilshire assuming its responsibilities as sub-advisor to the Funds.

 400 Broadway · Cincinnati, OH 45202
Phone: 800.669.2796 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-ETF-S5-1603